NATIONWIDE MUTUAL FUNDS
Nationwide American Century Small Cap Income Fund
(formerly, Nationwide U.S. Small Cap Value Fund)
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Diamond Hill Large
Cap
Concentrated Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Mellon Disciplined Value Fund
Nationwide Mellon Dynamic U.S. Core Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund
Supplement dated March 10, 2021
to the Prospectus dated March 1, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Effective
March 11, 2021
:

1.	The table under the heading “Fees and Expenses” on page 24 of the Prospectus with respect to the Nationwide Geneva Mid Cap Growth Fund is hereby deleted and replaced with the following:
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees (1)	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.23%	0.22%	0.12%	0.25%
Total Annual Fund Operating Expenses	1.10%	1.84%	0.74%	0.87%

(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective March 11, 2021.

2.	The table under the heading “Example” on page 24 of the Prospectus with respect to the Nationwide Geneva Mid Cap Growth Fund is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$681	$905	$1,146	$1,838
Class C Shares	287	579	995	2,159
Class R6 Shares	76	237	411	918
Institutional Service Class Shares	89	278	482	1,073
You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$187	$579	$995	$2,159

3.	The following information supplements the “Management Fees” section beginning on page 79 of the Prospectus:
Beginning March 11, 2021, the Nationwide Geneva Mid Cap Growth Fund will pay NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee
Nationwide Geneva Mid Cap Growth Fund	Up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million and more	0.55%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE